UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 8, 2015 (September 4, 2015)
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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Agreement to Retire $21.2 Million of Outstanding Senior Secured Convertible Notes.

On September 4, 2015, Ascent Solar Technologies, Inc. (the “Company”) entered into a Cancellation and Waiver Agreement (the “Cancellation Agreement”), between the Company and an institutional investor (the “Holder”). Pursuant to the Cancellation Agreement, the Company has agreed to retire all $21.2 aggregate principal amount of its currently outstanding Senior Secured Convertible Notes (the “Outstanding Notes”).

Under the terms of the Cancellation Agreement, the Company will pay the Holder an aggregate of $25.1 million (the “Cancellation Price”) to retire all $21.2 aggregate principal amount of currently Outstanding Notes.

A portion of the Cancellation Price will be paid immediately and will be funded from the approximately $18.8 million currently held in the Company’s restricted control account relating to the Outstanding Notes. An additional $2.4 million of the Cancellation Price will be due in late October 2015. The remaining $3.9 million portion of the Cancellation Price will be due in early December 2015.

Upon the full payment of the Cancellation Price, all of the Outstanding Notes shall cease to be outstanding and the security interest in substantially all of the Company’s assets (other than the Company’s Thornton, Colorado real estate assets which currently secure other outstanding indebtedness) securing the Outstanding Notes will be released.

The Company has begun activities related to securing additional financing through strategic or financial investors that would be provide funds sufficient to pay the Cancellation Price and to provide ongoing working capital for the Company’s operations. There is no assurance that the Company will be able to raise such additional capital on acceptable terms or at all.

The Cancellation Agreement provides that there will be no further issuances of the Company’s common stock in connection with payments on or conversions of the Outstanding Notes so long as the Company does not default in making the required payments of the Cancellation Price.

If the Company does not pay the full Cancellation Price, then any uncancelled portion of the Outstanding Notes would continue to remain outstanding with substantially all of their current existing terms and conditions.

The foregoing description of the Cancellation Agreement is a summary and is qualified in its entirety by reference to the document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

$1.5 Million Convertible Note Financing.

On September 4, 2015, the Company entered into a Note Purchase Agreement (the “New Loan Agreement”), between the Company and two accredited investors (the “Lenders”). Pursuant to the New Loan Agreement, the Company issued to the Lenders $1.5 million original principal amount of secured subordinated convertible notes (the “New Notes”). The New Loan Agreement provides the Company an option to issue up to an additional $500,000 of New Notes within the next 30 days. The Company will use the $1.5 million of gross proceeds from this transaction for working capital and general corporate purposes.

Unless earlier converted or redeemed, the New Notes will mature in one year (the “Maturity Date”).

The New Notes bear interest at a rate of 8% per annum. Principal and interest on the New Notes is payable on the Maturity Date.

All amounts due under the New Notes are convertible at any time, in whole or in part, at the option of the Lenders into shares of Common Stock at a fixed conversion price, which is subject to adjustment for stock splits, stock dividends, combinations or similar events, of $0.12 per share (the “Conversion Price”). There are no registration rights applicable to the New Notes. Accordingly, any shares of Common Stock issued upon conversion of the New Notes will be restricted and may only be sold in compliance with Rule 144 or in accordance with another exemption from registration.

The New Notes will be secured by a security interest in substantially all of the Company’s assets (other than the Company’s Thornton, Colorado real estate assets which currently secure other outstanding indebtedness). The security interest for the New Notes will be subordinated to the security interest securing the Outstanding Notes unless and until the Outstanding Notes are completely retired.

The foregoing description of the New Notes is a summary and is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, which documents are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The New Notes described in this Current Report on Form 8-K were offered and sold to accredited investors in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.
Item 7.01 Regulation FD Disclosure.

On September 8, 2015, the Company issued a press release announcing the transactions described above. A copy of the press release is furnished as Exhibit 99.1 of this report.
The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Cancellation and Waiver Agreement dated September 4, 2015
	10.2	Note Purchase Agreement dated September 4, 2015
	10.3	Security Agreement dated September 4, 2015
	10.4	Secured Convertible Promissory Note for $1,000,000 dated September 4, 2015
	10.5	Secured Convertible Promissory Note for $500,000 dated September 4, 2015
	99.1	Press Release, dated September 8, 2015

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 8, 2015	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Cancellation and Waiver Agreement dated September 4, 2015
10.2	Note Purchase Agreement dated September 4, 2015
10.3	Security Agreement dated September 4, 2015
10.4	Secured Convertible Promissory Note for $1,000,000 dated September 4, 2015
10.5	Secured Convertible Promissory Note for $500,000 dated September 4, 2015
99.1	Press Release, dated September 8, 2015